EXHIBIT 10.7

CREDIT SUISSE

AMENDMENT No. 1

to the

FRAMEWORK AGREEMENT FOR CREDIT PRODUCTS

(hereinafter referred to as “Framework Agreement”)

between

L. Kellenberger & Co. AG Maschinenfabrik St. Gallen

Heiligkreuzstrasse 28, 9008 St. Gallen

(hereinafter referred to as “the Borrower”; date of the Borrower’s signature on the Framework Agreement: 20. August 2009)

and

CREDIT SUISSE AG

Mailing address: P.O. Box 564, 9000 St. Gallen

Contact address: St Leonhardstrasse 3, 9000 St. Gallen

(the lender, hereinafter referred to as the “Bank”; date of the Bank’s signature on the Framework Agreement: 12. August 2009)

The Framework Agreement is herewith amended and / or modified as folIows:

1. Utilization

The provision Utilization is fully deleted and replaced by the following provision

Utilization	This credit facility can be used in CHF and/or in any other freely convertible foreign currencies as follows

	•	as margin cover for over-the-counter (OTC) trades concluded by the Bank up to the total amount of CHF 7’500’000.00 with maximum terms of 12 months

	•	as a guarantee limit up to the total amount of CHF 7’500’000.00

	•	as a documentary credit limit up to the total amount of CHF 7’500’000.00

The Bank reserves the right to refuse individual transactions relating to the credit products above.

2. Applicable law and Place of Jurisdiction

This Amendment No. 1 is subject to and shall be construed in accordance with Swiss law.

The Borrower recognizes the exclusive jurisdiction of the courts of Zurich or of the location of the branch of the Bank with which the contractual relationship exists. The

Bank also has the right to bring legal action against the Borrower before any other competent court.

7. Issuance / Signing of this Agreement

This Amendment No. 1 is drawn up in two copies. The Borrower and the Bank shall each receive one copy.

St. Gallen, 19. November 2009	CREDIT SUISSE AG

	/S/ ARMIN SIGNER	/S/ CHRISTIAN PETERS
	(Armin Signer)	(Christian Peters)

St. Gallen, 10. December 2009	L. Kellenberger & Co. AG
Maschinenfabrik, St. Gallen

	/S/ JURG KELLENBERGER	/S/ PETER HURSCH
	(Jürg Kellenberger)	(Peter Hürsch)

Borrower’s signature